FIFTH AMENDMENT TO
RESTATED AND AMENDED PURCHASE AGREEMENT

This Fifth Amendment and Assignment to Restated and Amended Purchase Agreement ("Fourth Amendment") is effective as of the 1st of March, 2006, between MILLWORKS TOWN CENTER, LLC, an Ohio limited liability company ("Purchaser"), and THE KIRK & BLUM MANUFACTURING COMPANY, an Ohio corporation ("Seller").

WITNESSETH:

WHEREAS, Seller and Trademark Property Company entered into that certain Restated and Amended Purchase Agreement dated June 20, 2005, as amended by that certain First Amendment to Restated and Amended Purchase Agreement dated July 15, 2005 and the Second Amendment to Restated and Amended Purchase Agreement dated September 14, 2005; Seller, Trademark Property Company and Purchaser entered into the Third Amendment and Assignment to Restated and Amended Purchase Agreement dated October 20, 2005; and Seller and Purchaser entered into the Fourth Amendment to Restated and Amended Purchase Agreement dated December 29, 2005 (as amended, the "Agreement"), covering the sale of two (2) separate parcels of land, as more particularly described therein (unless otherwise defined herein, all defined terms in this Fourth Amendment will have the same meaning as in the Agreement); and

WHEREAS, Purchaser and Seller have previously agreed that the Closing of Parcel A was extended to occur on or before March 1, 2006;

NOW, THEREFORE, for good and valuable consideration -- which the parties acknowledge receiving -- Seller, Assignee and Assignor hereby agree as follows:

    Closing of Parcel A is extended until on or before April 24, 2006, notwithstanding anything in the Agreement to the contrary.

    Purchaser may extend Closing of Parcel A until on or before May 23, 2006 by delivering to Seller a nonrefundable, but fully applicable to the purchase price, payment of Two Hundred Thousand Dollars ($200,000.00) on or before April 21, 2006.

Except as specifically modified by the terms of this Fourth Amendment, all of the terms and provisions of the Agreement shall remain in full force and effect and unmodified and are hereby ratified by the parties.

This Agreement may be executed in any number of counterparts, each of which will be an original, and all of which -- when taken together -- will constitute one (1) document. Facsimile signatures will be treated as original signatures for all purposes hereunder.

(signature blocks on following page)

EFFECTIVE as of the day and year first above written.

PURCHASER: MILLWORKS TOWN CENTER, LLC,

an Ohio limited liability company

By:

Name:

Its:

SELLER: THE KIRK & BLUM MANUFACTURING COMPANY,

an Ohio corporation

By:

Name:

Its: